UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 4, 2012, Prudential Financial, Inc. (the “Company”) closed the sale of $500,000,000 aggregate principal amount of its 5.75% Junior Subordinated Notes due 2052 and an additional $75,000,000 aggregate principal amount of the 5.75% Junior Subordinated Notes due 2052 representing the exercise of the over-allotment option by the underwriters (the “Junior Subordinated Notes”).

The following documents relating to the sale of the Junior Subordinated Notes are filed as exhibits to this Current Report on Form 8–K:

•

Underwriting Agreement, dated November 27, 2012, among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein;

•	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee;

•	Seventh Supplemental Indenture, dated December 4, 2012, between the Company and The Bank of New York Mellon, as Trustee;

•	Form of Junior Subordinated Note;

•	Opinion of John M. Cafiero, dated December 4, 2012; and

•	Tax opinion of Sullivan & Cromwell LLP, dated December 4, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 27, 2012, among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 17, 2008).

4.2	Seventh Supplemental Indenture, dated December 4, 2012, between the Company and The Bank of New York Mellon, as Trustee.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.2).

5.1	Opinion of John M. Cafiero, dated December 4, 2012.

8.1	Tax opinion of Sullivan & Cromwell LLP, dated December 4, 2012.

23.1	Consent of John M. Cafiero (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2012

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
	Name:	John M. Cafiero
	Title:	Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 27, 2012, among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 17, 2008).

4.2	Seventh Supplemental Indenture, dated December 4, 2012, between the Company and The Bank of New York Mellon, as Trustee.

4.3	Form of Junior Subordinated Note (included in Exhibit 4.2).

5.1	Opinion of John M. Cafiero, dated December 4, 2012.

8.1	Tax Opinion of Sullivan & Cromwell LLP, dated December 4, 2012.

23.1	Consent of John M. Cafiero (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.1).